                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

OACIS HEALTHCARE HOLDINGS CORP.
--------------------------------------------------------------------------------
(Name of Registrant as specified in its charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:________
(2)      Aggregate number of securities to which transaction applies:___________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):____________
(4)      Proposed maximum aggregate value of transaction:_______________________
(5)      Total fee paid:________________________________________________________

[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:________________________________________________
(2)      Form, Schedule or Registration Statement No.:__________________________
(3)      Filing Party:__________________________________________________________
(4)      Date Filed:____________________________________________________________

                        OACIS HEALTHCARE HOLDINGS CORP.
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 1997
                            ------------------------

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Oacis Healthcare Holdings Corp., a Delaware corporation (the "Company"), will be held on Wednesday, June 11, 1997 at 3:00 p.m., local time, at Embassy Suites Hotel, 101 McInnis Parkway, San Rafael, California 94903, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected;

     2. To confirm the selection of Price Waterhouse LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997;

     3. To approve an amendment to the 1996 employee stock purchase plan increasing the total number of shares of Common Stock reserved for issuance thereunder from 250,000 shares to 600,000 shares; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 15, 1997 are entitled to notice of and to vote at this meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any stockholder attending the meeting may vote in person even if he or she returned a proxy.

                                          FOR THE BOARD OF DIRECTORS

                                          Stephen F. Ghiglieri
                                          Vice President of Finance and
                                          Administration,
                                          Chief Financial Officer and Secretary

Greenbrae, California
May 7, 1997

                        OACIS HEALTHCARE HOLDINGS CORP.
                            ------------------------

                                PROXY STATEMENT
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

     The enclosed Proxy is solicited on behalf of the Board of Directors of Oacis Healthcare Holdings Corp., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, June 11, 1997 at 3:00 p.m., local time, at Embassy Suite Hotel, 101 McInnis Parkway, San Rafael, California 94903, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's principal executive offices are located at 100 Drake's Landing Road, Suite 100, Greenbrae, California 94904. The Company's telephone number at that location is (415) 925-0121.

     These proxy solicitation materials were mailed on or about May 7, 1997 to all stockholders entitled to vote at the meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on April 15, 1997 (the "Record Date"), are entitled to notice of and to vote at the annual meeting. At the Record Date, 10,070,279 shares of Common Stock were issued and outstanding and held of record by approximately 78 stockholders.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (attention:
Stephen F. Ghiglieri, Vice President of Finance and Administration, Chief Financial Officer and Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of stockholders and voting in person.

VOTING AND SOLICITATION

     Each share of Common Stock outstanding on the Record Date is entitled to one vote. Stockholders do not have the right to cumulate votes in the election of directors. The required quorum for the transaction of business at the annual meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted by the Company as present at the meeting. Abstentions will also be counted by the Company in determining the total number of votes cast with respect to a proposal (other then the election of directors). Broker non-votes will not be counted in determining the number of votes cast with respect to a proposal.

     The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. In addition, the Company may retain the services of one or more firms to assist in the solicitation of proxies, for an estimated fee of $5,000 plus reimbursement of expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) each executive officer named in the Summary Compensation Table appearing herein, and
(iv) all directors and executive officers of the Company as a group:

                                                                NUMBER OF SHARES      PERCENTAGE OF
                                                                  BENEFICIALLY     SHARES BENEFICIALLY
                       BENEFICIAL OWNER                             OWNED(1)            OWNED(1)
--------------------------------------------------------------  ----------------   -------------------
Entities affiliated with Information Partners(2)..............      1,880,151              18.7%
  Two Copley Place
  Boston, MA 02116
Sutter Hill Ventures, a California Limited Partnership(3).....      1,241,342              12.3%
  755 Page Mill Road, Suite A-200
  Palo Alto, CA 94304
Entities affiliated with InterWest Partners(4)................      1,129,944              11.2%
  3000 Sand Hill Road
  Building 3, Suite 255
  Menlo Park, CA 94025
Cognizant Corporation.........................................      1,100,661              10.9%
  200 Nyala Farms Road
  Westport, CT 06897
Entities affiliated with Sequoia Capital(5)...................        706,215               7.0%
  3000 Sand Hill Road
  Building 4, Suite 280
  Menlo Park, CA 94025
Entities affiliated with Weiss, Peck & Greer(6)...............        692,091               6.9%
  555 California Street, Suite 4760
  San Francisco, CA 94104
Jim McCord(7).................................................        355,866               3.4%
John Kingery(8)...............................................         82,029                 *
Stephen F. Ghiglieri(9).......................................         77,905                 *
Lee Ann Slinkard(10)..........................................         63,819                 *
James Wilson(11)..............................................         44,080                 *
Robert Haskell................................................         22,256                 *
Alan W. Crites(12)............................................      1,152,444              11.4%
Fred Goad(13).................................................         10,666                 *
David Dominik(14).............................................      1,890,151              18.8%
Dennis G. Sisco(15)...........................................         10,000                 *
William H. Younger, Jr.(16)...................................      1,241,342              12.3%
All directors and executive officers as a group (13
  persons)(17)................................................      4,928,302              46.2%

---------------
  *  Less than one percent of the outstanding Common Stock.

 (1) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

 (2) Includes 1,603,525 shares held by Information Partners Capital Fund, L.P., 90,332 shares held by BCIP Associates and 39,688 shares held by BCIP Trust Associates. Also includes warrants held by Information Partners Capital Fund, L.P. to purchase 135,757 shares, warrants held by BCIP Associates to purchase 4,398 shares and warrants held by BCIP Trust Associates to purchase 6,451 shares. Excludes 10,000 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date held by David Dominik, a general partner of Information Partners Capital Fund, L.P., BCIP Associates and BCIP Trust Associates. See Note 14.

 (3) Includes 819,216 shares held by Sutter Hill Ventures, a California limited partnership ("Sutter Hill"), over which Mr. Younger, a director of the Company, shares voting and investment power with four other partners of the general partner of Sutter Hill. Also includes 82,449 shares held by Mr. Younger, 10,000 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date held by Mr. Younger and 329,677 shares held by the other four partners and their related family entities. See Note 16.

 (4) Includes 1,122,882 shares held by InterWest Partners V, L.P. and 7,062 shares held by InterWest Investors V. Excludes 22,500 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date held by Alan W. Crites, a general partner of InterWest Partners V, L.P. and InterWest Investors V. See Note 12.

 (5) Includes 663,842 shares held by Sequoia Capital Growth Fund and 42,373 shares held by Sequoia Technology Partners III.

 (6) Includes 377,882 shares held by WPG Enterprises Fund II, L.P. and 314,209 shares held by Weiss, Peck & Greer Venture Associates III, L.P.

 (7) Includes 314,994 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

 (8) Includes 82,029 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

 (9) Includes 10,407 shares held by Delaware Charter FBO Stephen F. Ghiglieri, 1,016 shares held by Mr. Ghiglieri and 66,482 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(10) Includes 52,298 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(11) Includes 44,088 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(12) Includes 1,122,882 shares held by InterWest Partners V, L.P., 7,062 shares held by InterWest Investors V. Mr. Crites disclaims beneficial ownership of shares held by such entities, except as to the extent of his proportionate partnership interest therein. Also includes 22,500 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date held by Mr. Crites.

(13) Includes 6,666 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(14) Includes 1,603,525 shares held by Information Partners Capital Fund, L.P., 90,332 shares held by BCIP Associates and 39,688 shares held by BCIP Trust Associates. Also includes warrants held by Information Partners Capital Fund, L.P. to purchase 135,757 shares, warrants held by BCIP Associates to purchase 4,398 shares and warrants held by BCIP Trust Associates to purchase 6,451 shares. Mr. Dominik is a general partner of Information Partners Capital Fund, L.P., BCIP Associates and BCIP Trust Associates, and disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate partnership interest therein. Also includes 10,000 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date held by Mr. Dominik.

(15) Includes 10,000 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(16) Includes 819,216 shares held by Sutter Hill Ventures, a California limited partnership ("Sutter Hill"), over which Mr. Younger, a director of the Company, shares voting and investment power with four other partners of the general partner of Sutter Hill. Also includes 82,449 shares held by Mr. Younger, 10,000 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date held by Mr. Younger and 329,677 shares held by the other four partners and their related family entities. Mr. Younger disclaims beneficial ownership of shares held by Sutter Hill and the other persons and entities except to the extent of his proportionate partnership interest in Sutter Hill.

(17) Includes 619,057 shares issuable upon exercise of stock options and warrants within 60 days of the Record Date.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide for a variable Board of Directors of from one to nine, with the number currently fixed at eight directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, all of whom (except for Bernard Puckett) are presently directors of the Company. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If stockholders nominate persons other than the Company's nominees for election as directors, the proxy holders will vote all proxies received by them to assure the election of as many of the Company's nominees as possible. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until his earlier death, resignation or removal. There is no family relationship between any director and any other director or executive officer of the Company.

     Certain information regarding the nominees is set forth below:

                                                                                         DIRECTOR
          NAME OF NOMINEE            AGE               PRINCIPAL OCCUPATION               SINCE
-----------------------------------  ---   --------------------------------------------  --------
Jim McCord.........................  54    Chairman of the Board and Chief Executive
                                           Officer of the Company                          1994
Alan W. Crites.....................  44    General Partner of InterWest Partners           1995
David Dominik......................  40    General Partner of Information Partners         1994
Fred Goad..........................  56    Chairman and Co-Chief Executive Officer of
                                           ENVOY Corporation                               1996
John Kingery.......................  51    President and Chief Operating Officer of the
                                           Company                                         1997
Bernard Puckett....................  52    Private Investor                                  --
Dennis G. Sisco....................  50    Private Investor                                1994
William H. Younger, Jr.............  47    Venture Capitalist                              1994

     JIM MCCORD joined the Company in May 1994 as Chief Executive Officer and a director. In March 1996, he was appointed Chairman of the Board. From January 1986 to March 1994, Mr. McCord served as a Vice President of Shared Medical Systems Corporation ("SMS") where he started and managed the Decision Support Systems Group, an independent business unit that provides analytic products and services to senior healthcare managers and professionals in the SMS client base. From 1974 through 1985, Mr. McCord was founder and Chief Executive Officer of SysteMetrics, Inc., a health services research and information company that is now part of Medical Economics, a Thompson Communications Company.

     ALAN W. CRITES has been a director of the Company since May 1995. He has been a General Partner of InterWest Partners, a venture capital investment firm, since November 1989. He also serves as a director of Gadzooks, Inc., and several privately held companies.

     DAVID DOMINIK has been a director of the Company since May 1994. Mr. Dominik has been a General Partner of Information Partners, L.P., a venture capital investment firm, since January 1990, and Managing Director of Information Partners, Inc. since June 1993. In addition, he has been Managing Director of Bain Capital, Inc., an investment firm, since June 1993. Mr. Dominik also serves as a director of Dataware Technologies, Inc. and several privately held companies.

     FRED GOAD joined the Company as a director in October 1996. Mr. Goad joined ENVOY Corporation, a data transactions company, in August 1984 as a director and President, and was elected Chairman and Co-Chief Executive Officer in 1995. Mr. Goad also serves as a director of Performance Food Group, Inc., and was a founding member of the Nashville Healthcare Council.

     JOHN KINGERY served as a consultant to the Company from February 1996 to March 1996, at which time he joined the Company as President and Chief Operating Officer. He was appointed as a director in January 1997. From June 1992 to March 1996, Mr. Kingery provided interim management and consulting services to high-growth companies. From January 1991 to May 1992, he was the founder and President of Summit Credit Corporation, a company that arranges financing for medical diagnostic imaging equipment.

     BERNARD PUCKETT is a nominee for director of the Company. Mr. Puckett, currently a private investor, served as President, and then President and Chief Executive Officer, of MTEL (Mobile Telecommunication Technologies), a worldwide paging company, from January 1994 to January 1996. From 1977 to 1993 he served as an executive of International Business Machines Corporation, most recently as Senior Vice President, Corporate Strategy and Business Development. Mr. Puckett is a director of R.R. Donnelly & Sons, Inc. and Cognizant Corporation.

     DENNIS G. SISCO has been a director of the Company since May 1994. From 1988 to February 1997 he was employed by the Dun & Bradstreet Corporation and Cognizant Corporation, which was spun off from Dun & Bradstreet in November 1996. At Dun & Bradstreet and Cognizant, Mr. Sisco was an Executive Vice President with responsibility for several operating units as well as business development. He also serves as a director of Gartner Group, Inc., Aspect Development, Inc. and two privately held companies.

     WILLIAM H. YOUNGER, JR. has been a director of the Company since May 1994. Mr. Younger is a general partner of the general partner of Sutter Hill Ventures, a venture capital investment firm, where he has been employed since 1981. He also serves as a director of COR Therapeutics, Celeritek, FORTE Software and several privately held companies.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held seven meetings during the year ended December 31, 1996 and acted once by unanimous written consent. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the function of a nominating committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.

     The Audit Committee currently consists of directors Alan C. Crites and William H. Younger, Jr. The Audit Committee held two meetings during the last fiscal year. The Audit Committee reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors.

     The Compensation Committee currently consists of directors David Dominik, Dennis G. Sisco and William H. Younger, Jr. The Compensation Committee held four meetings during the last fiscal year. The Compensation Committee reviews and recommends to the Board the compensation and benefits of all executive officers of the Company, administers the Company's 1996 Stock Plan and 1996 Employee Stock Purchase Plan with respect to grants made thereunder to executive officers, and reviews general policies relating to compensation and benefits of employees of the Company.

     All nominees, with the exception of Dennis G. Sisco who attended four of the seven board meetings, attended 75% or more of the meetings of the Board of Directors and of the committees of the Board on which the director served.

DIRECTOR COMPENSATION

     Directors do not currently receive any cash compensation from the Company for their service as members of the Board of Directors, although they are reimbursed for certain reasonable expenses in connection with attendance at Board and Committee meetings. Under the 1996 Director Option Plan (the "Director Plan"), each director who is not an employee of the Company receives an option to purchase 10,000 shares of Common Stock upon joining the Board of Directors. In addition, on the first day following each annual meeting of stockholders, each re-elected nonemployee director who has served as a director for at least six months will receive an option to purchase 2,500 shares of Common Stock. The exercise price of all options granted under the Director Plan equals the fair market value of the Company's Common Stock on the date of grant. Options granted under the Director Plan vest monthly over twelve months from the date of grant. Options to purchase an aggregate of 50,000 shares of Common Stock were granted under the Director Plan at a weighted average exercise price of $10.30 in 1996. Employee directors do not receive any compensation, expense reimbursement or stock option grants for serving as directors or for attending Board or Committee meetings.

     In January 1996, the Board of Directors granted an option to purchase 12,500 shares of Common Stock at $2.50 per share to Alan W. Crites in consideration for working with the Company to implement a method to establish operational goals and to measure progress against those goals.

     Under the terms of indemnification agreements with each of the Company's directors, the Company is obligated to indemnify each director against certain claims and expenses for which the director might be held liable in connection with past or future service on the Board. In addition, the Company's Certificate of Incorporation provides that, to the greatest extent permitted by the Delaware General Corporation Law, its directors shall not be liable for monetary damages for breach of fiduciary duty as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee currently consists of directors David Dominik, Dennis G. Sisco and William H. Younger, Jr. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.

VOTE REQUIRED

     The nominees receiving the highest number of affirmative votes of the shares of the Company's Common Stock present and entitled to vote at the annual meeting shall be elected as the directors of the Company. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum but are not counted as affirmative votes.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                                PROPOSAL NO. 2:

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of Price Waterhouse LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1997, and recommends that stockholders vote for ratification of this appointment. In the event of a negative vote, the Board of Directors will reconsider its selection. Price Waterhouse LLP has audited the Company's financial statements (and those of the predecessor to the Company) since 1993. Representatives of Price Waterhouse LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                                PROPOSAL NO. 3:

                   AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

     The 1996 Employee Stock Purchase Plan (the "Purchase Plan") provides an opportunity for employees to invest in the Company's Common Stock at a discount from the market price through voluntary payroll deductions. Employee participation in the Purchase Plan has been very broad based. Approximately 85% of the Company's eligible employees participated in the Purchase Plan during the purchase period ended October 31, 1996 and approximately 74% of the Company's eligible employees are participating in the current purchase period which will end on April 30, 1997. The Board believes that the continued opportunity for employee equity participation under the Purchase Plan will be beneficial to the Company and its stockholders by promoting the attraction and retention of employees and by motivating employees to contribute to the Company's success. As a result of the high levels of participation and the increasing number of employees of the Company, the Board of Directors has concluded that an increase in the number of shares available for issuance under the Purchase Plan is essential to continuation thereof. A summary of the Purchase Plan is set forth below.

PROPOSED AMENDMENT

     The Purchase Plan was adopted by the Board of Directors in March 1996 and approved by the stockholders in April 1996. The Purchase Plan became effective in May 1996 upon consummation of the Company's initial public offering. In March 1997, the Board amended the Purchase Plan to increase the total number of shares of Common Stock reserved for issuance under the Purchase Plan from its initial level of 250,000 shares to 600,000 shares. At the Annual Meeting, the stockholders are being asked to approve this amendment.

PURCHASE PLAN ACTIVITY

     As of the Record Date, the Company had issued and sold an aggregate of 45,324 shares of Common Stock pursuant to the Purchase Plan. The Company anticipates issuing approximately 75,000 additional shares of Common Stock in connection with the purchase period ending on April 30, 1997.

     The following table sets forth certain information regarding shares purchased on the October 31, 1996 purchase dates under the Purchase Plan by each of the Named Executive Officers, all current executive officers as a group and all other employees as a group:

  NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION    DOLLAR VALUE(1)   NUMBER OF SHARES PURCHASED
--------------------------------------------------------  ---------------   --------------------------
Jim McCord..............................................      $11,250                  1,250
Chairman of the Board and Chief Executive Officer
John Kingery............................................           --                     --
President and Chief Operating Officer
Stephen F. Ghiglieri....................................        7,137                    793
Vice President of Finance and Administration,
Chief Financial Officer and Secretary
Lee Ann Slinkard........................................        3,537                    393
Vice President of Professional Services
James Wilson............................................        6,741                    749
Vice President of International Sales
Robert Haskell..........................................           --                     --
Former Vice President of Product Development
Executive officers as a group (8 persons)...............       28,665                  3,185
All other employees as a group..........................      379,251                 42,139

---------------

(1) Market value of the shares on the date of purchase ($9.00 per share). The purchase price paid by each participant in the Purchase Plan was 15% below the market value.

     Participation in the Purchase Plan is voluntary and is dependent upon each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable.

SUMMARY OF THE PURCHASE PLAN

     The purpose of the Purchase Plan is to provide employees (including officers) of the Company and subsidiaries designated by the Board (each a "Designated Subsidiary") with an opportunity to purchase Common Stock of the Company through payroll deductions and to assist the Company in attracting, retaining and motivating valued employees.

     Administration. The Purchase Plan is administered by the Board of Directors of the Company or a committee appointed by the Board (the "Administrator"). All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

     Eligibility. Each employee (including officers) of the Company (or a Designated Subsidiary), except for employees who are scheduled to work less than 20 hours per week or less than five months per calendar year, is eligible to participate in an offering under the Purchase Plan, subject to certain limitations imposed by Section 423 of the Internal Revenue Code of 1986, as amended (the "Code") and subject to limitations on stock ownership as set forth in the Purchase Plan. Eligible employees become participants in the Purchase Plan by filing with the payroll office of the Company an enrollment form authorizing payroll deductions prior to the applicable offering date, unless a later time for filing the enrollment form has been set by the Board. As of November 1, 1996 (the commencement date for the purchase period November 1, 1996 through April 30, 1997), there were approximately 174 employees eligible to participate in the Purchase Plan, of whom approximately 129 were participating in the plan.

     Participation in an Offering. Each offering of Common Stock under the Purchase Plan ("Offering") extends for a period of two years ("Enrollment Period") and consists of four six-month purchase periods ("Purchase Periods") within each such Enrollment Period, unless the participant withdraws or terminates employment earlier. The Administrator may establish shorter Enrollment Periods and may change the length of Purchase Periods without stockholder approval. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions must be at least 1%, and may not exceed 15% of a participant's base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Enrollment Period until such time as the employee withdraws from the Purchase Plan or the employee's employment terminates. Eligible employees may participate in only one Offering at a time.

     Grant of Option. At the beginning of each Enrollment Period, each participant is automatically granted an option to purchase shares of the Company's Common Stock. The option expires at the end of the Enrollment Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period.

     Purchase Price. Shares of Common Stock may be purchased under the Purchase Plan at a price equal to 85% of the lesser of the Fair Market Value of the Common Stock on (i) the first day of the Enrollment Period or (ii) the last day of the six-month Purchase Period. The Fair Market Value of the Common Stock on any relevant date will be equal to the closing price per share (or closing bid if no sales were reported) as quoted on any established stock exchange or market system (including the Nasdaq National Market or the Nasdaq SmallCap Market), as reported by the Wall Street Journal, or, if the stock is not so traded on such exchange or market system, then the Fair Market Value shall be the mean between the bid and asked prices for Common Stock on such date, as reported in The Wall Street Journal.

     Shares Purchased. The number of shares of Common Stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Purchase Period by the purchase price determined as described above. Any payroll deductions not applied to the purchase of shares will generally by applied to the purchase of shares in subsequent Purchase Periods during the same Offering. In addition to the limitation on the maximum payroll deduction, the option granted to the participant may not give a participant the right to purchase shares under the Purchase Plan at a rate per calendar year in excess of $25,000 (based on the market price on the first day of the Enrollment Period).

     Termination of Employment. Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous scheduled employ of the Company or a Designated Subsidiary for at least 20 hours per week (or five months per year) during the applicable Enrollment Period, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

     Withdrawal. A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Enrollment Periods. However, once a participant withdraws from a particular Offering, that participant may not participate again in the same Offering.

     Capital Changes. In the event any change is made in the Company's capitalization during an Offering period, such as a stock split or stock dividend, which results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made in the purchase price and in the number of shares subject to options under the Purchase Plan.

     Amendment and Termination of the Plan. The Board of Directors may at any time and for any reason terminate or amend the Purchase Plan. Termination of the Purchase Plan shall not affect options previously granted, except in the case of an acquisition of the Company.

UNITED STATES TAX INFORMATION

     The Purchase Plan, and the right of participants to make purchases thereunder, are intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the Enrollment Period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the Enrollment Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holdings periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     THE FOREGOING SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY IN CONNECTION WITH THE PURCHASE PLAN DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

REQUIRED VOTE

     The approval of the amendment to the Purchase Plan requires the affirmative vote of a majority of the votes cast on this subject matter at the annual meeting. An abstention is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the executive officers of the Company as of March 31, 1997:

                 NAME                    AGE                          POSITION
---------------------------------------  ---     --------------------------------------------------
Jim McCord.............................  54      Chairman of the Board and Chief Executive Officer
John Kingery...........................  51      President and Chief Operating Officer
Stephen F. Ghiglieri...................  35      Vice President of Finance and Administration,
                                                 Chief Financial Officer and Secretary
Louis Delzompo.........................  37      Vice President of Development
Gaspar DeViedma........................  39      Vice President of Sales
Lee Ann Slinkard.......................  41      Vice President of Professional Services
Eva Williams...........................  46      Vice President of Marketing
James Wilson...........................  48      Vice President of International Sales

     JIM MCCORD joined the Company in May 1994 as Chief Executive Officer and a director. In March 1996, he was appointed Chairman of the Board. From January 1986 to March 1994, Mr. McCord served as a Vice President of Shared Medical Systems Corporation ("SMS") where he started and managed the Decision Support Systems Group, an independent business unit that provides analytic products and services to senior healthcare managers and professionals in the SMS client base. From 1974 through 1985, Mr. McCord was founder and Chief Executive Officer of SysteMetrics, Inc., a health services research and information company that is now part of Medical Economics, a Thompson Communications Company.

     JOHN KINGERY served as a consultant to the Company from February 1996 to March 1996, at which time he joined the Company as President and Chief Operating Officer. He was appointed as a director in January 1997. From June 1992 to March 1996, Mr. Kingery provided interim management and consulting services to high-growth companies. From January 1991 to May 1992, he was the founder and President of Summit Credit Corporation, a company that arranges financing for medical diagnostic imaging equipment.

     STEPHEN F. GHIGLIERI joined the Company in July 1994 as Vice President of Financing and Administration and Chief Financial Officer. He was appointed Secretary in September 1994. From March 1992 to July 1994, he served as Controller for Oclassen Pharmaceuticals, Inc., a developer and marketer of prescription pharmaceuticals. From August 1984 to March 1992, he was employed by Price Waterhouse, most recently as an audit manager, where he specialized in high-growth health and life sciences companies. Mr. Ghiglieri is a certified public accountant.

     LOUIS DELZOMPO joined the Company in July 1996 as Vice President of Development. From April 1987 to July 1996, he was employed by Sun Microsystems, Inc. in a variety of product marketing management and software development management positions, serving most recently as Director of Network Access and Messaging Development. From July 1981 to March 1987, he was employed by Data General Corporation as a systems engineer and product marketing manager.

     GASPAR DEVIEDMA joined the Company in January 1997 as Vice President of Sales. From January 1996 to January 1997, he served as Vice President, Amherst Product Group, a division of HBO & Company, a healthcare information company. From June 1985 to January 1996 he served in a variety of sales and sales management positions in the Clinic Decision Support and International divisions at SMS.

     LEE ANN SLINKARD has worked for the Company and its predecessors since September 1986. She has served in a variety of roles, including Director of Installation Services and Director of Client Services. In May 1994, she was appointed Vice President of Client Services in connection with the acquisition of the Company from Bell Atlantic Systems Group, Inc. and in October 1994 she was appointed Vice President of Professional Services.

     EVA WILLIAMS joined the Company in November 1996 as Vice President of Marketing. From September 1995 to November 1996, she worked as an independent consultant developing marketing and finance strategies for medical equipment, telecommunications, software and equipment leasing companies. From October 1989 to 1995, she served as Executive Vice President, Marketing and Sales, of Leasepartners Corporation, a venture backed leasing company.

     JAMES WILSON has worked for the Company and its predecessors since January 1991. In May 1994, he was appointed Vice President of Sales in connection with the acquisition of the Company from Bell Atlantic Systems Group, Inc. In January 1997, he was appointed Vice President of International Sales. Prior to joining the Company, Mr. Wilson was a co-founder and Vice President of Operations of Extend-A-Care Professional Systems, Inc., a firm specializing in the development of CASE tools and clinical healthcare applications.

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning compensation paid to or accrued for the Company's Chief Executive Officer, each of the other four most highly compensated current executive officers of the Company (determined as of December 31, 1996) and one former executive officer who would have been one of the four most highly compensated officers had he not resigned his position prior to December 31, 1996 (hereafter collectively referred to as the "Named Executed Officers") for the fiscal years ended December 31, 1995 and 1996:

                                                                                           LONG-TERM
                                                                                          COMPENSATION
                                                                                             AWARDS
                                                                                          ------------
                                                           ANNUAL COMPENSATION             NUMBER OF
                                                   ------------------------------------    SECURITIES
                                                                         OTHER ANNUAL      UNDERLYING
       NAME AND PRINCIPAL POSITION          YEAR    SALARY     BONUS    COMPENSATION(1)     OPTIONS
------------------------------------------  ----   --------   -------   ---------------   ------------
Jim McCord................................  1996   $201,667   $45,375      $   4,713              --
  Chairman of the Board and Chief           1995    170,000        --          5,163         273,801
  Executive Officer
John Kingery..............................  1996    150,000    45,000          3,228         262,500
  President and Chief Operating Officer     1995         --        --             --              --
Stephen F. Ghiglieri......................  1996    132,500    25,000          4,899          43,787
  Vice President of Finance and             1995    118,000        --          4,048          69,421
  Administration, Chief Financial
  Officer and Secretary
Lee Ann Slinkard..........................  1996    131,250    29,520         45,598              --
  Vice President of Professional Services   1995    108,500        --         76,684          51,095
James Wilson..............................  1996    109,200    44,623        139,182(2)       25,000
  Vice President of International Sales     1995    101,250        --        140,901(3)           --
Robert Haskell(4).........................  1996     52,243        --        161,057(5)           --
  Former Vice President of                  1995    139,000        --         76,705              --
  Product Development

---------------

(1) Includes relocation reimbursements and health and disability insurance premiums.

(2) Includes commission payments of $100,552.

(3) Includes commission payments of $85,025.

(4) Mr. Haskell served as the Company's Vice President of Product Development until April 30, 1996.

(5) Includes severance payment of $97,507.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to stock options granted to each of the Named Officers during the fiscal year ended December 31, 1996. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                                                                                    POTENTIAL REALIZABLE
                                                                                            VALUE
                                               INDIVIDUAL GRANTS                   AT ASSUMED ANNUAL RATES
                               -------------------------------------------------       OF STOCK PRICE
                                             % OF TOTAL      EXERCISE                   APPRECIATION
                               NUMBER OF   OPTIONS GRANTED    PRICE                  FOR OPTION TERM(5)
                                OPTIONS    TO EMPLOYEES IN     PER      EXPIRATION -----------------------
            NAME                GRANTED    FISCAL YEAR(3)    SHARE(4)     DATE         5%          10%
-----------------------------  ---------   ---------------   --------   --------   ----------   ----------
Jim McCord...................        --            --%        $   --          --   $       --   $       --
John Kingery.................   262,500(1)       40.3           6.70    03/21/06    1,106,068    2,802,995
Stephen F. Ghiglieri.........    43,787(1)        7.0           6.70    03/21/06      184,501      467,561
Lee Ann Slinkard.............        --            --             --          --           --           --
James Wilson.................    25,000(2)        3.8          15.00    05/29/06      235,835      597,653
Robert Haskell...............        --            --             --          --           --           --

---------------

(1) Options were granted under the Company's 1995 Key Person Stock Plan and vest at the rate of 1/48 of the shares at the end of each month following the date of grant, provided however that all shares become fully vested and exercisable in the event of an acquisition of the Company.

(2) Options were granted under the Company's 1996 Stock Plan and vest at the rate of 1/48 of the shares at the end of each month following the date of grant.

(3) Based on an aggregate of 650,775 options granted by the Company in the year ended December 31, 1996 to employees of the Company, including the Named Executive Officers.

(4) The exercise price per share of each option was equal to the fair market value of the Common Stock on the date of grant.

(5) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth certain information with respect to the Named Executive Officers concerning option exercises for the year ended December 31, 1996 and exercisable and unexercisable options held as of December 31, 1996:

                                                         NUMBER OF SHARES UNDERLYING
                                                                                          VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                               SHARES                         DECEMBER 31, 1996           DECEMBER 31, 1996(2)
                              ACQUIRED        VALUE      ---------------------------   ---------------------------
           NAME              ON EXERCISE   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------  -----------   -----------   -----------   -------------   -----------   -------------
Jim McCord.................        --        $    --       263,346        193,710      $ 1,661,711    $ 1,222,309
John Kingery...............        --             --        49,217        213,283            2,460         10,664
Stephen F. Ghiglieri.......     1,000          7,060        51,103         79,431          271,069        278,490
Lee Ann Slinkard...........     1,500         10,965        42,394         43,852          267,505        276,706
James Wilson...............        --             --        33,702         53,497          182,888        182,505
Robert Haskell.............        --             --            --             --               --             --

---------------

(1) Based on the date of exercise, minus the per share exercise price, multiplied by the number of shares issued upon exercise of the option.

(2) Based on the difference between the fair market value of Common Stock on December 31, 1996 ($6.75) and the option exercise price, multiplied by the number of shares underlying the option.

EMPLOYMENT AGREEMENT

     The Company has an employment agreement with Jim McCord, its Chairman of the Board and Chief Executive Officer. The agreement provides that Mr. McCord shall devote his full business efforts and time to the Company and shall not actively engage in any other employment, occupation or consulting activity without the prior approval of the Board of Directors. In exchange, Mr. McCord is entitled to receive a base salary (initially $170,000 per year) and is eligible to receive cash and option bonuses based on achievement of certain milestones and performance. The agreement further provides that if Mr. McCord's employment is terminated for any or no reason, he will be entitled to receive severance pay at a rate of fifty percent of his then base salary rate for a period of two years, although such payments immediately cease in the event Mr. McCord engages in any activity that involves the development or sale of automated transaction processing systems for health care providers and associated systems integration activities. The agreement does not provide for any specified term of employment.

                              CERTAIN TRANSACTIONS

     In January 1996, the Board of Directors granted an option to purchase 12,500 shares of Common Stock at $2.50 per share to Alan W. Crites in consideration for working with the Company to implement a method to establish operational goals and to measure progress against those goals.

     In January 1997, the Company loaned $60,000 to Louis Delzompo, Vice President of Development. The loan bears interest at prime plus two percent. Subject to Mr. Delzompo's continued employment with the Company, 1/3 of the principal and all then accrued interest shall be forgiven on January 14 of each subsequent year. If Mr. Delzompo voluntarily terminates his employment with the Company, or if the Company terminates Mr. Delzompo's employment for any reason other than a downturn in business, all then outstanding principal and accrued interest shall immediately become due and payable. As of March 31, 1997, the principal amount of the loan outstanding was $60,000.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that for the year ended December 31, 1996, all reporting persons complied with Section 16(a) filing requirements without exception.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than January 7, 1998 to be included in the proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

                                          THE BOARD OF DIRECTORS

Dated: May 7, 1997

                        OACIS HEALTHCARE HOLDINGS CORP.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 1996 Employee Stock Purchase Plan of Oacis Healthcare Holdings Corp.

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. DEFINITIONS.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the Common Stock of the Company.

     (d) "Company" shall mean Oacis Healthcare Holdings Corp. and any Designated Subsidiary of the Company.

     (e) "Compensation" shall mean all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

     (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty
(20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

     (h) "Enrollment Date" shall mean the first day of each Offering Period.

     (i) "Exercise Date" shall mean the last day of each Purchase Period.

     (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

          (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

     (k) "Offering Periods" shall mean the periods of approximately twenty-four
(24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided, however, that the first Offering Period shall begin on the effective date of the registration statement on Form SB-2 relating to the initial public offering of the Company's Common Stock that is filed with the Securities and Exchange Commission and shall end on the last Trading Day on or before October 31, 1996. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

     (l) "Plan" shall mean this Employee Stock Purchase Plan.

     (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

     (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

     (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

     (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3. ELIGIBILITY.

     (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. OFFERING PERIODS. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof; provided, however, that the first Offering Period shall begin on the effective date of the registration statement on Form SB-2 relating to the initial public offering of the Company's Common Stock that is filed with the Securities and Exchange Commission and shall end on the last Trading Day on or before October 31, 1996. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5. PARTICIPATION.

     (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

     (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6. PAYROLL DEDUCTIONS.

     (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

     (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

     (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

     (d) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

     (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

     (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

     (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     (c) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12. STOCK.

     (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 600,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     13. ADMINISTRATION.

     (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection
(a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14. DESIGNATION OF BENEFICIARY.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     19. AMENDMENT OR TERMINATION.

     (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

     (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

     23. AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OACIS HEALTHCARE HOLDINGS CORP.
                         ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Oacis Healthcare Holdings Corp. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders of Oacis Healthcare Holdings Corp. to be held on June 11, 1997 and hereby appoints Jim McCord and Stephen Ghiglieri, and each of them, proxy and attorney-in-fact, with full power of substitution, on behalf of and in the name of the undersigned, to represent the undersigned at such meeting and at any continuations and adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

1. ELECTION OF DIRECTORS                                 FOR    WITHHELD                                Please mark
   (Instruction: To withhold authority to vote for       [ ]       [ ]                                  votes as in  [X]
   any individual nominee, strike that nominee's                                                        this margin
   name below.)

Nominees: Jim McCord               Alan W. Crites        2. PROPOSAL TO CONFIRM PRICE WATERHOUSE LLP        FOR  AGAINST  ABSTAIN
          David Dominik            Fred Goad                AS THE INDEPENDENT AUDITORS OF THE COMPANY      [ ]    [ ]      [ ]
          John Kingery             Dennis G. Sisco          FOR THE 1997 FISCAL YEAR.
          William H. Younger, Jr.  Bernard Puckett
                                                         3. PROPOSAL TO APPROVE AN AMENDMENT TO THE         FOR  AGAINST  ABSTAIN
                                                            1996 EMPLOYEE STOCK PURCHASE PLAN INCREASING    [ ]    [ ]      [ ]
                                                            THE TOTAL NUMBER OF SHARES OF COMMON
                                                            STOCK RESERVED FOR ISSUANCE THEREUNDER
                                                            FROM 250,000 SHARES TO 600,000 SHARES.


                                                                            THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO
                                                                            CONTRARY DIRECTION IS INDICATED, WILL BE VOTED
                                                                            FOR THE ELECTION OF DIRECTORS, FOR THE
                                                                            CONFIRMATION OF PRICE WATERHOUSE LLP, FOR
                                                                            APPROVAL OF AMENDMENT TO THE 1996 EMPLOYEE
                                                                            STOCK PURCHASE PLAN AND AS THE PROXYHOLDERS
                                                                            DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY
                                                                            COME BEFORE THE MEETING AND ANY ADJOURNMENTS
                                                                            THEREOF.

Signature(s)________________________________________________________________________________Date_________________________________

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears herein and returned promptly in the enclosed envelope. Persons signing as officers or in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)
---------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                                                       EXHIBIT A

                        OACIS HEALTHCARE HOLDINGS CORP.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

[ ]  Original Application                           Enrollment Date:
[ ]  Change in Payroll Deduction Rate
[ ]  Change of Beneficiary(ies)

     1. hereby elects to participate in the Oacis Healthcare Holdings Corporation 1996 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

     2. I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday from 1 to 15% during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

     3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

     4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

     5. Shares purchased for me under the Employee Stock Purchase Plan should be
issued in the name(s) of (Employee or Employee and Spouse only):               .

     6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

     7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

     8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

     Name:

     Relationship:

     Address:

     Employee's Social Security Number:

     Employee's Address:

     I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
                                          Signature of Employee

                                          Spouse's Signature (If beneficiary
                                          other than spouse)

                                                                       EXHIBIT B

                        OACIS HEALTHCARE HOLDINGS CORP.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

     The undersigned participant in the Offering Period of the Oacis Healthcare
Holdings Corp. 1996 Employee Stock Purchase Plan which began on             ,
19 (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                          Name and Address of Participant:

                                          Signature:

                                          Date:

                                       B-1